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                                                                   Exhibit 10.57

                  FIFTH AMENDMENT TO RECEIVABLES LOAN AGREEMENT

         THIS FIFTH AMENDMENT (the "Amendment"), dated as of June 29, 2001, is entered into among Eagle-Picher Acceptance Corporation (the "Borrower"), Eagle-Picher Industries, Inc. (the "Initial Collection Agent"), Amsterdam Funding Corporation, as a Conduit Lender and as the administrative agent for the Lenders (the "Administrative Agent"), ABN AMRO Bank N.V., as the Amsterdam Lender Agent (the "Amsterdam Lender Agent"), Market Street Funding Corporation, as a Conduit Lender ("Market Street"), PNC Bank, National Association, as the Market Lender Agent (the "Market Lender Agent") and the Related Bank Lenders party hereto.


                                   WITNESSETH:

         WHEREAS, the Borrower, Initial Collection Agent, the Administrative Agent, the Amsterdam Lender Agent, the Lender Agents from time to time party thereto, Amsterdam, the Related Bank Lenders from time to time party thereto and the Conduit Lenders from time to time party thereto have heretofore executed and delivered a Receivables Loan Agreement, dated as of May 18, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Loan Agreement"),

         WHEREAS, the Borrower, ABN Amro Bank N.V., as the Amsterdam Group Lender Agent and Amsterdam have heretofore executed and delivered a Fee Letter, dated May 18, 1999 (the "Fee Letter");

         WHEREAS, the parties hereto desire to amend the Loan Agreement as provided herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Loan Agreement shall be and is hereby amended as follows:

           Section 1. Subsection (d) of the defined term "Termination Date" appearing in Schedule I to the Loan Agreement is hereby amended by deleting the date "June 29, 2001" and inserting in its place "May 15, 2002".

           Section 2. The Subsection (a)(i) of the defined term "Receivables Turnover Days" is hereby amended by inserting the words "beginning of" between the words "the" and "most" in the third line thereof.

           Section 3. The phrase "75 basis points (0.75%)" appearing in the fourth line of the paragraph entitled "Program Fee" in the Fee Letter is hereby deleted and replaced with the phrase "125 basis points (1.25%)".

           Section 4. This Amendment shall become effective on the date the Administrative Agent has received counterparts hereof executed by the Borrower and the Instructing Group.

           Section 5. To induce the Administrative Agent, the Lender Agents, Amsterdam, the Conduit Lenders and the Related Bank Lenders to enter into this Amendment, the Borrower and Initial Collection Agent represent and warrant to the Administrative Agent and the Related Bank Lenders that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly

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executed and delivered by each of the Borrower and the Initial Collection Agent, and the Loan Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Borrower and the Initial Collection Agent, enforceable against the Borrower and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Borrower or the Initial Collection Agent of this Amendment or the performance by the Borrower or the Initial Collection Agent of the Loan Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

           Section 6. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

           Section 7. Except as specifically provided above, the Loan Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Administrative Agent or any Purchaser under the Loan Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Loan Agreement. The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Administrative Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

           Section 8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                  ABN AMRO BANK N.V., as the Administrative
                                    Agent, as a Related Bank Lender and as the Amsterdam Lender Agent

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  AMSTERDAM FUNDING CORPORATION

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  MARKET STREET FUNDING CORPORATION, as a
                                  Conduit Lender

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  PNC BANK, NATIONAL ASSOCIATION, as a Related
                                    Bank Lender and as the Market Lender Agent

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

                                  EAGLE-PICHER ACCEPTANCE CORPORATION

                                  By:
                                     -----------------------------------------
                                  Title:
                                        --------------------------------------

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                                  EAGLE-PICHER INDUSTRIES, INC.

                                  By:
                                     -----------------------------------------
                                  Title:
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